Exhibit 10.2

Form of Executive Officer Bonus Plan – FY 2007

Assumptions:

Focus	Operating Income weighted 50%, Revenue weighted 50%, 66% of overall bonus opportunity

Payment	Quarterly

Opportunity	100% of Base Salary

Quarterly Minimums	Break even, 80% of revenue plan

Board Discretion	This bonus table is for guideline purposes only—actual amounts may vary

Executive	[Name]

% Revenue	Operating Income
	Break Even	Above 80%	Above 90%	100%	Above 100%	Above 110%	Above 120%
Under 80%	10%	16%	22%	34%	40%	52%	64%
80%	14%	20%	26%	38%	44%	56%	68%
85%	18%	24%	30%	42%	48%	60%	72%
90%	22%	28%	34%	46%	52%	64%	76%
95%	26%	32%	38%	50%	56%	68%	80%
100%	30%	36%	42%	54%	60%	72%	84%
110%	38%	44%	50%	62%	68%	80%	92%
125%	46%	52%	58%	70%	76%	88%	100%

In addition to the above table, 34% of overall quarterly bonus opportunity will be earned based on achievement of key management objectives established at the beginning of the fiscal year.

The Board may in its discretion award bonuses on a quarterly or annual basis based on operating performance, corporate events or other circumstances which in the Compensation Committee's discretion is warranted.